UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 26, 2017

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-19528	95-3685934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 26, 2017, QUALCOMM Incorporated (the Company) executed an Officers’ Certificate (the Officers’ Certificate), in accordance with Sections 2.02, 2.03, 10.04 and 10.05 of the Indenture dated May 20, 2015 (the Base Indenture and, together with the Officers’ Certificate, the Indenture) between the Company and U.S. Bank National Association, as trustee (the Trustee), in connection with the sale of $750,000,000 in aggregate principal amount of the Company’s Floating Rate Notes due 2019 (the 2019 Floating Rate Notes), $500,000,000 in aggregate principal amount of the Company’s Floating Rate Notes due 2020 (the 2020 Floating Rate Notes), $500,000,000 in aggregate principal amount of the Company’s Floating Rate Notes due 2023 (the 2023 Floating Rate Notes and, together with the 2019 Floating Rate Notes and 2020 Floating Rate Notes, the Floating Rate Notes), $1,250,000,000 in aggregate principal amount of the Company’s 1.850% Notes due 2019 (the 2019 Fixed Rate Notes), $1,500,000,000 in aggregate principal amount of the Company’s 2.100% Notes due 2020 (the 2020 Fixed Rate Notes), $1,500,000,000 in aggregate principal amount of the Company’s 2.600% Notes due 2023 (the 2023 Fixed Rate Notes), $1,500,000,000 in aggregate principal amount of the Company’s 2.900% Notes due 2024 (the 2024 Fixed Rate Notes), $2,000,000,000 in aggregate principal amount of the Company’s 3.250% Notes due 2027 (the 2027 Fixed Rate Notes) and $1,500,000,000 in aggregate principal amount of the Company’s 4.300% Notes due 2047 (the 2047 Fixed Rate Notes and, together with the 2019 Fixed Rate Notes, the 2020 Fixed Rate Notes, the 2023 Fixed Rate Notes, the 2024 Fixed Rate Notes and the 2027 Fixed Rate Notes, the Fixed Rate Notes). The Floating Rate Notes and the Fixed Rate Notes are together referred to as the Notes. The 2019 Floating Rate Notes mature on May 20, 2019, the 2020 Floating Rate Notes mature on May 20, 2020, the 2023 Floating Rate Notes mature on January 30, 2023, the 2019 Fixed Rate Notes mature on May 20, 2019, the 2020 Fixed Rate Notes mature on May 20, 2020, the 2023 Fixed Rate Notes mature on January 30, 2023, the 2024 Fixed Rate Notes mature on May 20, 2024, the 2027 Fixed Rate Notes mature on May 20, 2027 and the 2047 Fixed Rate Notes mature on May 20, 2047, unless earlier repurchased or redeemed, if applicable. The Notes are the Company’s senior unsecured obligations and rank equally with the Company’s other senior debt from time to time outstanding.

The 2019 Fixed Rate Notes will bear interest at the rate of 1.850% per year, the 2020 Fixed Rate Notes will bear interest at the rate of 2.100% per year, the 2023 Fixed Rate Notes will bear interest at the rate of 2.600% per year, the 2024 Fixed Rate Notes will bear interest at the rate of 2.900% per year, the 2027 Fixed Rate Notes will bear interest at the rate of 3.250% per year and the 2047 Fixed Rate Notes will bear interest at the rate of 4.300% per year. Interest on the 2019 Fixed Rate Notes, the 2020 Fixed Rate Notes, the 2024 Fixed Rate Notes, the 2027 Fixed Rate Notes and the 2047 Fixed Rate Notes will be payable semiannually on May 20 and November 20 of each year and on the maturity date, beginning on November 20, 2017. The Company will make each interest payment to the holders of record on the immediately preceding May 1 or November 1, respectively. Interest on the 2023 Fixed Rate Notes will be payable semiannually on January 30 and July 30 of each year and on the maturity date, beginning on January 30, 2018. The Company will make each interest payment to the holders of record on the immediately preceding January 1 or July 1, respectively.

The interest rate on the 2019 Floating Rate Notes, the 2020 Floating Rate Notes and the 2023 Floating Rate Notes for a particular interest period will be a per annum rate equal to the three-month LIBOR as determined on the interest determination date plus 0.360%, 0.450% and 0.730%, respectively. Interest on the 2019 Floating Rate Notes and the 2020 Floating Rate Notes will be payable quarterly on February 20, May 20, August 20 and November 20 of each year and on the maturity date, beginning on August 20, 2017. The Company will make each interest payment to the holders of record on the immediately preceding February 1, May 1, August 1 or November 1, respectively. Interest on the 2023 Floating Rate Notes will be payable quarterly on January 30, April 30, July 30 and October 30 of each year and on the maturity date, beginning on July 30, 2017. The Company will make each interest payment to the holders of record on the immediately preceding January 1, April 1, July 1 or October 1, respectively.

The Company may redeem some or all of the notes of each series of Fixed Rate Notes at the applicable redemption price, as described in the applicable form of Note. The Company may not redeem the Floating Rate Notes at its option prior to maturity.

On October 27, 2016, the Company announced a definitive agreement (as it may be amended or supplemented, the Purchase Agreement) under which Qualcomm River Holdings, B.V. (Qualcomm River Holdings), an indirect, wholly owned subsidiary of the Company, will acquire NXP Semiconductors N.V. (NXP, and such acquisition, the Acquisition). The Company intends to use the net proceeds of the offering of the 2019 Floating Rate Notes, the 2020 Floating Rate Notes, the 2019 Fixed Rate Notes and the 2020 Fixed Rate Notes (collectively, the Special Mandatory Redemption Notes), together with cash held by the Company’s foreign entities and borrowings under its loan facilities, to pay the consideration for the Acquisition and the transaction fees and expenses to consummate the other transactions contemplated by the Purchase Agreement and to repurchase for cash the 1.00% cash convertible senior notes due 2019 issued by NXP pursuant to that certain indenture dated as of December 1, 2014 by and between NXP and Deutsche Bank Trust Company Americas at the option of holders of such notes. If the Acceptance Time (as defined in the Purchase Agreement) has not occurred on or before 11:59 p.m., New York City time, on October 27, 2017 (or such later date on or prior to June 1, 2018 to which the “End Date” under the Purchase Agreement is extended) or if, prior to such date, the Purchase Agreement is terminated, the Company must redeem all of the Special Mandatory Redemption Notes at a redemption price equal to 101% of the aggregate principal amount of the Special Mandatory Redemption Notes, plus accrued and unpaid interest to, but excluding, the date of such special mandatory redemption.

The Indenture contains customary events of default with respect to the Notes, including failure to make required payments, failure to comply with certain agreements or covenants, and certain events of bankruptcy and insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Notes. If any other event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the acceleration of the amounts due under the Notes.

The foregoing description of the Notes and the Indenture are qualified in its entirety by reference to the full text of the Indenture, which is incorporated herein by reference to Exhibit 4.1 to QUALCOMM Incorporated’s Current Report on Form 8-K filed with the SEC on May 21, 2015, the Officers’ Certificate, which is included as Exhibit 4.2 to this report, and the forms of Notes, which are included as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11 to this report, and each of which is incorporated into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated May 20, 2015, between the Company and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to QUALCOMM Incorporated’s Current Report on Form 8-K filed with the SEC on May 21, 2015)

4.2	Officers’ Certificate, dated May 26, 2017, for the 2019 Floating Rate Notes, the 2020 Floating Rate Notes, the 2023 Floating Rate Notes, the 2019 Fixed Rate Notes, the 2020 Fixed Rate Notes, the 2023 Fixed Rate Notes, the 2024 Fixed Rate Notes, the 2027 Fixed Rate Notes and the 2047 Fixed Rate Notes

4.3	Form of 2019 Floating Rate Notes

4.4	Form of 2020 Floating Rate Notes

4.5	Form of 2023 Floating Rate Notes

4.6	Form of 2019 Fixed Rate Notes

4.7	Form of 2020 Fixed Rate Notes

4.8	Form of 2023 Fixed Rate Notes

4.9	Form of 2024 Fixed Rate Notes

4.10	Form of 2027 Fixed Rate Notes

4.11	Form of 2047 Fixed Rate Notes

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the notes (including the consent required with respect thereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: May 31, 2017	By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated May 20, 2015, between the Company and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to QUALCOMM Incorporated’s Current Report on Form 8-K filed with the SEC on May 21, 2015)

4.2	Officers’ Certificate, dated May 26, 2017, for the 2019 Floating Rate Notes, the 2020 Floating Rate Notes, the 2023 Floating Rate Notes, the 2019 Fixed Rate Notes, the 2020 Fixed Rate Notes, the 2023 Fixed Rate Notes, the 2024 Fixed Rate Notes, the 2027 Fixed Rate Notes and the 2047 Fixed Rate Notes

4.3	Form of 2019 Floating Rate Notes

4.4	Form of 2020 Floating Rate Notes

4.5	Form of 2023 Floating Rate Notes

4.6	Form of 2019 Fixed Rate Notes

4.7	Form of 2020 Fixed Rate Notes

4.8	Form of 2023 Fixed Rate Notes

4.9	Form of 2024 Fixed Rate Notes

4.10	Form of 2027 Fixed Rate Notes

4.11	Form of 2047 Fixed Rate Notes

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the notes (including the consent required with respect thereto)